                                  EXHIBIT 10.12

                                 LEASE AGREEMENT

                  This Lease, dated this 15th day of March 2002 by and between KINSLEY EQUITIES II LIMITED PARTNERSHIP hereinafter referred to as "Landlord" and PROFESSIONAL VETERINARY PRODUCTS LTD., hereinafter referred to as "Tenant".

                              W I T N E S S E T H:

         The Landlord, for and in consideration of the payment of rent and the performance of the covenants and agreements entered into herein between the Landlord and the Tenant, does hereby lease to the Tenant, and the Tenant does hereby lease from the Landlord, the following described premises:

              70,000 leasable square feet of space (the "Premises") in a 246,000 SF building (the "Building) constructed on the premises and property known as Berkshire Business Park Lot #3, located at 3640 Sandhurst Drive, (Suite number to be determined), York, Pennsylvania 17402 (the "Property").

         The boundaries and location of the improvements and the land comprising the Premises are shown on the plans attached hereto and made a part hereof and marked as Exhibit D -Site Plan and Exhibit E -Floor Plan.

Article 1.        TERM:

         The initial base term of this Lease shall begin on the Commencement Date and shall end five (5) years after the end of the first complete calendar month containing the Commencement Date (the "Initial Term"). By way of example, if the Commencement Date is April 20, 2002, the Initial Term will end on April 30, 2007, subject to Tenant's option to renew as described in Article 4 of this Lease.

Article 2.        COMMENCEMENT DATE:

         The Commencement Date of this Lease Agreement shall be the first to occur of (a) the date upon which a Certificate of Occupancy has been issued by the Pennsylvania Department of Labor and Industry for the Premises or (b) the date Tenant beneficially occupies the Premises. Landlord shall send Tenant a commencement letter in substantially the same form as shown on Exhibit "A" attached. Tenant shall sign such commencement letter and return it to Landlord indicating its agreement with the terms of such commencement letter. Notwithstanding the above, if there are any discrepancies between such commencement letter and this Lease, this Lease shall govern, except the Commencement Date shall be as set forth in such commencement letter.

Article 3.        RENT:

         The Tenant, in consideration of the Lease, covenants and agrees to pay to the Landlord the annual rent for the Premises as set forth below (hereinafter referred to as the "Base Rent") payable on the first day of each and every calendar month during the Term, in advance, in monthly installments, except that the payment that is due and owing for the first full month's rent shall be paid upon execution of this Lease Agreement.

         The Base Rent for the entire Term shall be payable as follows:

        Period            Annual Base Rent        Monthly Base Rent
        ------            ----------------        -----------------
        Years 1-2         $266,000.04             $22,166.67
        Years 3-4         $273,000.00             $22,750.00
        Year 5            $287,000.04             $23,916.67

         The annual rent is payable in advance, in the equal monthly installment specified above on the first day of each and every calendar month during the Term hereof, except that the rental payment for any fractional calendar month at the commencement of the Lease Term shall be pro rated based on the actual number of calendar days in the month in which the Commencement Date occurs. Any pro rated rent for such fractional month shall be paid at the same time as the next regularly scheduled rent payment.

Article 3A. TENANT IMPROVEMENT RENT:

         Prior to the Commencement Date, Landlord shall complete additional tenant improvements as shown on the attached Exhibit "E"-Floor Plan and Exhibit H-Additional TI Scope of Work. Tenant shall pay for those additional improvements, as additional rent (the "Tenant Improvement Rent" or "TI Rent"), on a monthly basis during the Initial Term equal to the following:

--------------------------------------------------------------------------------------------------------------------
Period                                  Monthly TI Rent                       Annual TI Rent
--------------------------------------------------------------------------------------------------------------------
Years 1 - 5                             $6,708.33                             $80,499.96
--------------------------------------------------------------------------------------------------------------------

In the event that the parameters of the attached Exhibit H-Additional TI Scope of Work changes at Tenant's request, Tenant acknowledges that those changes may effect the Tenant Improvement Rent as set forth above and agrees to execute such amendments to this Lease as may be necessary to reflect such changes in the TI Rent. No additional Tenant Improvement Rent payment will be due after the Initial Term provided Tenant had all sixty (60) Tenant Improvement Rent payments during the Initial Term.

         The annual TI Rent is payable in advance, in the equal monthly installment specified above on the first day of each and every calendar month during the Term hereof. In the event that the Commencement Date occurs on a date other than the first day of a calendar month, Tenant shall still be responsible for a full month payment of the TI Rent, which shall be due on the first day of the next calendar month after the Commencement Date. Tenant shall not be entitled to pro rated TI Rent at the commencement of the Lease Term, and shall make sixty (60) equal monthly payments throughout the Term.

Article 3B.  LATE PAYMENT CHARGES:

         Subject to the provisions of Article 24, in the event any payment due under the terms of this Lease is not received within ten (10) calendar days of the due date for such charges, a service charge of ten percent (10%) of the amount due shall be charged to and paid by Tenant to Landlord.

Article 3C.  OPERATING EXPENSES:

         Tenant shall pay to Landlord during the Term hereof, in addition to the Base Rent, Tenant's share, as hereinafter described, of all Operating Expenses, as hereinafter defined, during each calendar year of the Term of this Lease, in accordance with the following provision:

     "Operating Expenses" are defined for purposes of this Lease, as all costs incurred by Landlord, if any, for

     1. The operation, repair and maintenance , in neat, clean, good, safe order and condition of the following:

          A. The common areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, driveways, landscaped areas, lawn areas, striping, bumpers, common area light facilities and common signs.

          B. The repair and maintenance of the HVAC systems servicing the Building

          C. Any other service to be provided by Landlord that is elsewhere in this Lease stated to be an "Operating Expense";

     2. The cost of the premiums for the insurance policy to be maintained by Landlord under Article 9 hereof and Article 10 hereof.

     3. The amount of the real estate tax to be paid by Landlord under Article 8 hereof.

     4. The cost of water, gas and electricity to service the common areas.

         5. The cost of all maintenance programs to service the Premises. The inclusion of the improvements, facilities and services set forth by the definition of Operating Expenses shall not be deemed to impose an obligation upon Landlord to either have said improvements or facilities or to provide those services unless the building already has the same, Landlord already provides the services or Landlord has agreed elsewhere in this Lease to provide the same or some of them.

         Nothing in this Lease shall be construed to impose any obligation on Tenant to bear the cost of any capital improvements to the property whatsoever. No capital expenditures made by Landlord, whether made to improve the land, building or improvements, shall be allocated to Tenant in any way.

         The responsibility of Tenant and Landlord with respect to Operating Expenses and structural repair items are further described in Exhibit "B" Operating Expense Responsibility attached hereto and made a part hereof.

         During the Term of this Lease the Tenant will pay Landlord, as additional rent, its pro rata share of Landlord's Operating Expenses. Landlord shall estimate for each calendar year the monthly additional rent to be paid by the Tenant. If within 30 calendar days of receipt of Landlord's statement, Tenant contests any increase in Operating Expenses, Tenant shall have the right to inspect Landlord's records relating to Operating Expenses and, if Landlord and Tenant are still unable to agree on the increase in Operating Expenses for the current lease year, the matter shall be referred to an independent certified public accountant who will calculate the increase to Tenant's share of Operating Expenses. The cost of such independent certified public accountant shall be shared equally by Landlord and Tenant. For the first calendar year, the Tenant's estimated pro rata share of Landlord's Operating Expenses shall be $4,141.67 per month. Each installment of Tenant's share of Operating Expenses shall be payable by Tenant on the first day of each month during the Term with the Base Rent referred to in Article 3. The total amount to be remitted by Tenant to Landlord during the initial lease year shall be as follows:

                                                    Monthly        Total Annual
                                                   ----------      -----------
             Base Rent                             $22,166.67      $266,000.04
             Tenant Improvement Rent               $ 6,708.33      $ 80,499.96
             Estimated Operating Expenses          $ 4,141.67      $ 49,700.04
                                                   ----------      -----------
             TOTAL                                 $33,016.67      $396,200.04

         Landlord shall deliver to Tenant as soon as possible after the expiration of each calendar year a reasonably detailed statement showing Tenant's share of the actual Operating Expenses incurred during the preceding year. If Tenant's payments under this Article during said preceding year were less than Tenant's share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within thirty (30) calendar days after delivery by Landlord to Tenant of said Statement. If Tenant's payments under this Article during said preceding year were more than Tenant's share as indicated on said statement, Tenant shall receive a credit from Landlord equal to the amount of such overage. Such credit shall be applied against the charges due from Tenant in the month following said statement. If such statement is delivered to Tenant during the last month of the Term of this Lease or after the expiration of the Term of this Lease, Landlord shall reimburse Tenant in cash for any overpayment and such responsibility shall survive the Term of this Lease.

         Tenant's share of all of the Operating Expenses shall be determined by totaling all of those costs and multiplying it by a fraction, the numerator of which shall be the number of leasable square feet in the Premises and the denominator shall be the total number of gross leasable square feet in the building of which the Premises is a part. If the floor area of the Premises or the building of which the leased Premises are a part is changed during the original Term or any renewal Term of this Lease, Tenant's pro rata share shall be determined as provided above.

         If Tenant commences occupying the Premises other than on January 1 of any year, or vacates the Premises prior to December 31 of any year, the charges for reimbursement of Landlord's charges for Operating Expenses shall be pro rated, based upon the actual time Tenant was in possession of the Premises at the beginning of the Lease and also at the end of the Lease.

Article 4.        OPTION TO RENEW:

         Provided Tenant is not in default of the terms, conditions, or covenants contained in this Lease, beyond any grace or cure period established herein, Tenant shall have the right, and option to extend or renew this Lease for two periods of three (3) years each (the "Renewal Term"), commencing immediately after the end of the Lease Term or Renewal Term, if applicable. The option to renew is only exercisable if Tenant is not in default of the Lease or in the performance of any of its terms and conditions at the end of the Lease Term or at the time of exercise of any of its options. If any option to renew is exercised, all the terms and conditions of the Lease shall remain except that the rent shall be adjusted as follows to the following:

         The annual Base Rent for the renewal periods shall be:

------------------------------------------------------------------------------
PERIOD                                  BASE RENT RATE
------------------------------------------------------------------------------
Year 6                                  $4.10/SF
------------------------------------------------------------------------------
Years 7 - 8                             $4.25/SF
------------------------------------------------------------------------------

------------------------------------------------------------------------------
PERIOD                                  BASE RENT RATE
------------------------------------------------------------------------------
Years 9 - 10                            $4.40/SF
------------------------------------------------------------------------------
Year 11                                 $4.60/SF
------------------------------------------------------------------------------

         Tenant must give written notice to the Landlord 180 calendar days prior to expiration of this Lease to exercise this option.

Article 5.        USE OF PREMISES:

         The Tenant is hereby given the privilege and right to use the Premises for its veterinary products warehouse and distribution business and any use related to the operation of said business. Landlord represents that, to the best of Landlord's knowledge, use of the Premises for such business is permitted under currently applicable zoning requirements, and there are no legislative, regulatory, or judicial proceedings underway that would render such use impermissible. Tenant may utilize and use the Premises for any other lawful office or lawful commercial or industrial use only upon the prior written consent of the Landlord.

         Tenant shall at its own cost and expense, promptly observe and comply with all laws, ordinances, requirements, orders, directives, rules and regulations of the federal, state, county, municipal or town governments and of all governmental authorities or agencies affecting the Premises whether same are in force on the Commencement Date of this Lease or are passed, enacted or directed in the future (collectively, "Legal Requirements").

         However, the Tenant shall not be required to make any structural repairs or changes in the improvements, or any non-structural repairs made necessary by defects in the construction or changes to the Property that may be required by any governmental agency or authority, unless the required changes to the structure are the results of any changes or defects caused or initiated by the Tenant.

         Tenant shall not use or permit the Premises to be used for any purpose other than as specified herein and shall not use or permit the Premises to be used for any unlawful, immoral, hazardous, or disreputable purpose. Furthermore, the use of the Premises shall not be in violation of any laws, ordinances, regulations, or other applicable governmental regulations or any use which would jeopardize or invalidate any of the insurance coverage on the Premises that are held by the Landlord.

         Tenant covenants and warrants that Tenant, Tenant's work and Tenant's use of Premises will at all time comply to all laws, statutes, ordinances, rules and regulations of any governmental, quasi-governmental or regulatory authorities ("Laws") which relate to the transportation, storage, placement, handling, treatment, discharge, generation, production or disposal (collectively "Treatment") of any waste, petroleum product, waste products, radioactive waste, poly-chlorinated biphenyl's, asbestos, hazardous materials of any kind, any substance which is regulated by any law, statute ordinance, rule or regulation (collectively "Waste"). Tenant further covenants and warrants that it will not engage in or permit any person or entity to engage in any Treatment of any Waste on or which affects the Premises.

         Immediately upon receipt of any Notice (as hereinafter defined) from any person or entity, Tenant shall deliver to Landlord a true, correct and complete copy of any written Notice. "Notice" shall mean any note, notice or report of any suit, proceeding, investigation, order, consent order injunction, writ, award or action related to or affecting or indicating the Treatment of any Waste in or affecting the Premises.
     Tenant hereby agrees to indemnify, defend, save and hold harmless Landlord and Landlord's officers, directors, owners, employees, agents and their respective heirs, successors and assigns (collectively "Indemnified Parties") against and from, and to reimburse the Indemnified Parties with respect to, any and all damages, claims, liabilities, loss, costs and expense (including, without limitation, all attorneys' fees and expenses, court costs, administrative costs and costs of appeals), incurred by or asserted against the Indemnified Parties by reason of or arising out of: (a) the breach of any representation or undertaking of Tenant under this Article 5 or (b) arising out of the Treatment of any Waste by Tenant or any licensee, concessionaire, manager or other party occupying or using the Premises, in or affecting the Premises.
     Tenant agrees to deliver upon request from Landlord estoppel certificates to Landlord expressly stipulating whether Tenant is engaged in or has engaged in the Treatment of any Waste in or affecting the Premises, and whether Tenant has caused any spill, contamination, discharge, leakage, release or escape of any Waste in or affecting the Premises, whether sudden, gradual, accidental or anticipated, or any other nature at or affecting the Premises and whether, to the best of Tenant's knowledge, such an occurrence has otherwise occurred at or affecting the Premises.

Article 6. COMMON AREAS AND FACILITIES:

     The common areas and facilities which are provided by the Landlord in or near the Property for the general common use of the tenant, their officers, agents, employees and customers shall include but not be limited to parking areas, access road, loading docks, sidewalks, landscape and planting areas, lighting facilities and other area of improvement. The common areas and facilities shall at all times be under the exclusive control and management of the Landlord. Landlord shall have the right to establish, modify and enforce reasonable rules and regulations with respects to the common areas and facilities.

Article 7. PAYMENT OF UTILITY CHARGES AND SERVICES:
     Tenant shall be solely responsible for the payment of its own gas, telephone, metered electricity, refuse disposal, and any other utility services or charges that are used or wasted by said Tenant on the Premises. Gas and electricity shall be separately metered for the Premises apart from other adjacent rental spaces that are owned, rented or reserved by the Landlord. Tenant shall be responsible for contacting all of the applicable utility providers to ensure that the utilities described above are billed to Tenant beginning on the Commencement Date. In addition, Tenant shall be responsible for contacting such utility providers upon the termination of this Lease to cause such utilities to no longer be charged to Tenant.
     Landlord shall be responsible for installing HVAC systems, as described on Exhibit "H", in the Premises that exceed the requirements of the HVAC systems originally planned for the Building. Landlord shall be responsible for maintaining and repairing the HVAC systems servicing the Premises; however, Tenant shall be responsible for the reimbursement to Landlord for the costs of such maintenance and repairs during the Term of this Lease. The costs of such maintenance and repairs shall be reasonably determined by Landlord and shall be added to the Operating Expenses that are charged to Tenant as set forth in
Article 3C hereof. Notwithstanding the above, the costs of the maintenance and repairs attributed to such excess HVAC systems, as reasonably determined by Landlord, shall be charged solely to Tenant and not allocated to other tenants in the Building.
     Landlord shall under no circumstances be liable to Tenant in damages or otherwise, for any interruption in the service of water, electricity, gas, heating, air conditioning or other utilities or services caused by any unavoidable delay, by the making of any necessary repairs or improvements, or by any cause beyond Landlord's reasonable control.
     Tenant shall be responsible for and bear the cost of removal of all waste and refuse generated in his course of business.

Article 8. REAL ESTATE TAXES:
     Landlord shall pay all real estate taxes levied by a governmental entity against the Premises on or prior to the date same are due. All real estate taxes shall be included in Operating Expenses as described in Article 3C hereof.

Article 9. PROPERTY INSURANCE:
     During the Term of this Lease or any extensions or renewals thereof, Landlord covenants that it will insure the improvements now standing upon the Premises, against loss or damage by fire and other perils covered under a special cause of loss form or on an all-risk basis with a responsible insurance company or companies and will maintain such insurance at all times during the Term of this Lease or any extensions or renewals hereof in an amount equal to not less than the full insurable value of said improvements on a replacement cost basis. Landlord agrees to purchase such insurance at a cost which is reasonable and comparable to the cost of insurance for premises similar in size and use. The policy or policies thereof shall be taken out by Landlord and the premiums for such policy or policies shall be included in Operating Expenses as described in Article 3C hereof. Upon Tenant's request, Landlord agrees to furnish Tenant a certificate of insurance for the above coverage. Tenant shall be solely responsible for any premiums or any increase in Landlord's premium on account of changes of the premises caused by Tenant or hazardous activities of Tenant, and shall be solely responsible for obtaining any fire or extended coverage insurance of its personal property, and materials stored in or about the Premises. In addition, if required by the lender holding a mortgage on the Property, Landlord shall have the option of procuring rental loss insurance with respect to the Premises and the premiums for such policy or policies shall be included in Operating Expenses as described in Article 3C hereof.

Article 10. LIABILITY INSURANCE:
     At all times during the Term hereof or any extension thereof, Landlord shall maintain and keep in force, for the benefit of the Landlord general public liability insurance against claims for personal injury, death, or property damage occurring in or about the Premises or sidewalks or areas adjacent to the Premises to afford protection to the limit of not less than One Million Dollars ($1,000,000.00) in respect to bodily injury or property damage and to the aggregate limit of not less than Three Million Dollars ($3,000,000.00) in respect to bodily injury or property damage. Such insurance shall name Tenant as additional insured in respect to the Premises with a minimum limits as described above. The premiums for such insurance shall be included in Operating Expenses as described in Article 3C hereof. During the entire Term of this Lease, the Tenant shall maintain in force general liability insurance naming the Landlord as additional insured in respect to the Premises with a minimum limit as described in this Article 10.
     The Tenant and Landlord shall furnish to the other a certificate of insurance for the above coverage which contains a clause requiring a minimum of thirty (30) calendar days notice of non-renewal or cancellation to the Landlord.

Article 11. WAIVER OF SUBROGATION CLAUSE:
     Landlord and Tenant hereby release each other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise from any insured loss, even if such insured loss shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that this release shall be applicable in force and effect only with respect to loss or damage occurring at such a time that the parties' policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the party to recover thereunder. Each party shall obtain such waivers of subrogation to the extent such waiver is possible under its property and casualty insurance policies.

Article 12. INDEMNIFICATION:
     Tenant shall defend, indemnify and save Landlord harmless from and against any and all liability, claims, damages, penalties, or judgments arising from or in any way connected with injury to person or property sustained in and about the Premises in the custody and control of Tenant. If Landlord shall, without fault on its part, be made a part of any litigation commenced by or against Tenant, Tenant shall defend, indemnify and hold Landlord harmless, and Tenant shall pay all reasonable expenses, attorney fees, and costs that may be incurred by Landlord, and Tenant will be kept informed of all such costs incurred by Landlord on a regular basis.
     Except for the negligence of Landlord or the negligence of Landlord's officers, agents, servants, employees, or contractors, Landlord shall not be responsible or liable for any damage or injury to any property, fixtures, buildings, or other improvements, or to any person or persons at any time on the Premises, including any damage or injury to Tenant or to any of Tenant's officers, agents, servants, employees, contractors, customers, or sublessee.
     Landlord shall defend, indemnify and save Tenant harmless from and against any and all liability, claims, damages, penalties, or judgments arising from or in any way connected with injury to person or property sustained in and about the Premises in the custody and control of Landlord. If Tenant shall, without fault on its part, be made a part of any litigation commenced by or against Landlord, Landlord shall defend, indemnify and hold Tenant harmless, and Landlord shall pay all reasonable expenses, attorney fees, and costs that may be incurred by Tenant, and Landlord will be kept informed of all such costs incurred by Tenant on a regular basis.
     Except for the negligence of Tenant or the negligence of Tenant's officers, agents, servants, employees, or contractors, Tenant shall not be responsible or liable for any damage or injury to any property, fixtures, buildings, or other improvements, or to any person or persons at any time on the Premises, including any damage or injury to Landlord or to any of Landlord's officers, agents, servants, employees, contractors, customers, or sublessor.

Article 13. MAINTENANCE AND REPAIRS:
     Landlord represents and warrants at the Commencement Date and for the duration of the lease Term that the Premises will be in good working order and repair and maintain all equipment in good operating condition. Tenant accepts the property as of the Commencement Date in an "AS IS" condition upon assuming possession of the Premises. Landlord will correct all construction defects, whether structural or not, discovered within one year of the Commencement Date, or such longer period as may be specified in an applicable contractor's, subcontractor's, or materialmen's warranty. In addition, Landlord will make all necessary structural repairs to the Premises throughout the Term of this Lease. The structural items for which Landlord shall be responsible are the roof, exterior walls, the bearing walls (if such walls have not been changed by Tenant), the support beams, the columns, the concrete floor slabs, the plumbing system below the floor level of the facility (obstruction caused by Tenant shall be Tenant's responsibility to correct), except those damages that are caused by the Tenant's negligence. Tenant agrees to give prompt notice to Landlord of any defects or other hazardous conditions required to be repaired or remedied by Landlord. If the repairs required to be made by Landlord or Tenant are not completed within a reasonable time after request for such repair by the other party, Landlord or Tenant, as the case may be, shall have the option to make such repairs after first giving the other party fifteen (15) calendar days notice of its intention to do so, and any amounts expended by virtue thereof shall be added to or subtracted from the next month's rent in the full amount of the expenditures.
     Landlord, during the Term of this Lease, shall maintain and repair when needed all of the mechanical equipment ("HVAC system"), including but not limited to heating and air conditioning units, plumbing, and electrical units, in a good condition and good state of repair. Further, Landlord shall maintain a service contract on the HVAC system with a reputable heating and air conditioning contractor, providing for regular routine maintenance, changing of filters and lubricating the HVAC system. Such maintenance and repair and service contract shall be included in Operating Expenses as described in Article 3C hereof.
     Tenant shall keep the Premises free and clear of rodents, bugs and vermin, and Tenant shall use, at its cost and at such intervals as Landlord shall reasonably require, a reputable pest extermination contractor to provide extermination services in the Premises. Notwithstanding the above, if Landlord reasonably determines that an extermination service needs to be provided to the entire Building in order to eliminate pests from the entire Building, Landlord shall contract for such extermination services and include the cost of such services in Operating Expenses. Landlord shall provide Tenant with advance notice of any such extermination services to be made to the Premises by Landlord within a reasonable period of time.

         Tenant shall keep the Premises clean and orderly and shall not cause the common areas to become disorderly, cluttered, dirty or trashed at any times and shall not cause refuse to accumulate around any portion of the Property. Trash shall be stored in a sanitary and inoffensive manner inside the Premises or in screened areas approved by Landlord, and Tenant shall cause the same to be removed at reasonable intervals.

         Landlord shall provide Tenant with five suite keys at no cost to Tenant. All keys are on "Do Not Duplicate" blanks, and numbered for Tenant's security. These keys cannot be reproduced unless they are done by Landlord's locksmith . If additional keys are required by Tenant, Tenant shall contact Landlord in order that Landlord may authorize the issuance of such keys. The cost of any such additional keys shall be the responsibility of Tenant to pay.

Article 14.       ALTERATIONS AND ADDITIONS:

         After Tenant occupies the Premises, Tenant, at its expense, shall have the right to make changes in the interior of the Premises, other than major structural changes, as it shall deem necessary or advisable in adapting the Premises for its use. No structural changes shall be made without the prior written consent of Landlord. To the extent such changes are not covered by the Tenant Improvement Rent. Tenant shall be responsible for any and all costs associated with said improvements made after Tenant occupies the Premises and shall be responsible to obtain any and all necessary building permits, use and occupancy permits, etc. from any and all governmental agencies or authorities as may be applicable.

         All fixtures shall become a part of the Premises and the property of the Landlord at the termination of the Lease, except that trade fixtures, and other fixtures installed by Tenant shall be considered as its own, and Tenant may recover the same at any time during the Term of this Lease or any extension thereof, provided that Tenant shall repair any damage caused to the Premises by such removal.

Article 15.       DAMAGE OR DESTRUCTION OF IMPROVEMENTS:

         In the event the Premises shall be rendered untenable by fire or other casualty, Landlord will, within sixty (60) calendar days from the date of said damage or destruction, repair or replace the Premises to substantially the same condition as prior to the damage or destruction. If Landlord fails to commence repair of the damage or destruction within thirty (30) calendar days from the date of such damage or destruction, or if the Premises have not been replaced or repaired to such condition within sixty (60)) calendar days, Tenant may, at its option, upon written notice to the Landlord, terminate this Lease. The rent herein required to be paid shall abate during the period of such untenantability.

         If the Premises shall be damaged in part by fire or other casualty but still remains tenantable, Landlord shall repair the Premises to substantially the same condition as prior to the damage. Landlord shall commence repair of the damage or destruction within thirty (30) calendar days from the date of occurrence. During the period of such repairs and restoration, the Lease shall continue in full force and effect; provided, however, that Tenant shall be required to pay the rent, herein reserved, abated by the percentage of area destroyed as compared to the total area herein demised. Said percentage shall be established within ten (10) calendar days following the damage.

         In the event that any damage or destruction occurs during the last twelve (12) months of the original Term of this Lease or any extension of the Term, to the extent of fifty percent (50%) or more of the insurable value of the Tenant's Premises or the entire building of which the Premises is a part, Landlord or Tenant may elect to terminate this Lease as of the date of the destruction or damage, by giving notice of such election within fifteen (15) calendar days after such damage or destruction. In such event, Landlord shall receive the proceeds of the insurance policies without obligation to rebuild or restore the Premises, and Tenant shall execute any waiver which may be required of it by any insurer or Landlord.

         Any dispute which arises under this Article regarding the usability of the Premises and reasonable rent shall be settled by arbitration pursuant to the provisions of Article 28.

Article 16.       LANDLORD'S RIGHT TO ACCESS:

         Tenant shall permit Landlord and its agents to enter upon the Premises at all reasonable times during business hours to examine the condition of the same, provided that Landlord gives Tenant a twenty-four (24) hour notice of said inspection, and that said inspection does not interfere adversely with the conduct of the Tenant's daily business, except in case of emergency, and shall permit Landlord to make such repairs as may be required.

         Tenant shall permit Landlord and its agents to enter upon the Tenant's Premises at all reasonable times to make repairs or construct improvements to the Building or the Premises for the benefit of Tenant or other occupants of the Building or Property provided such repairs or additional improvements do not substantially impair or diminish the Tenant's use of the Premises. Landlord shall give Tenant a notice period of at least twenty four (24) hours for repairs and three (3)business days for constructing improvements before entering the Premises for such purposes. Landlord shall use its best efforts to minimize any disruption of the Tenant's operations as a result of such entry into the Premises.

     Tenant shall permit Landlord, for a period of sixty (60) calendar days prior to the expiration of the Term of this Lease, to place upon the Premises the usual "For Rent" or "For Sale" signs, and shall permit Landlord and its agents, at reasonable times and upon twenty-four (24) hours notice, to show the Premises to prospective tenants or purchasers.

Article 17.       SURRENDER OF PREMISES:

         Tenant shall surrender and deliver up the Premises and appurtenances at the end of the Term broom clean and in as good condition and order as they were on the Commencement Date of the Term hereof, reasonable use and ordinary wear and tear thereof and leasehold improvements made with Landlord's consent excepted. Tenant may remove all trade fixtures, signs, equipment, stock and trade, and other items of a similar nature used in connection with its business, including such as may have been temporarily attached to the realty, provided all rents stipulated to be paid hereunder have been paid and all damage to the Premises is properly repaired. If said removal results in injury to or defacement of the Premises, Tenant shall immediately repair the Premises at its expense.

Article 18.       SIGN:

         The Tenant, at Tenant's expense, shall have the privilege and right of placing, where provided by Landlord, one (1) sign on the front door of the Premises and one (1) sign on the building, if available, as it deems necessary and proper in the conduct of its business subject to Landlord's prior written approval, which approval may not be unreasonably withheld. All signs will conform to the size, location, and quality as determined by the Landlord and as specified on Exhibit "F". Tenant shall comply with all laws, ordinances, plat and deed restrictions, and lawful municipal regulations applicable to the erection, maintenance, and removal of such signs. Tenant shall be responsible for the removal of such signs upon surrender of the Premises. Any damage to any improvements caused by such removal shall be repaired by Tenant within ten calendar days written notice from Landlord at Tenant's expense. If such damage has not been restored by Tenant within such ten (10) day notice period, Landlord may cause such damage to be repaired and charge Tenant for the cost of such repairs.

Article 19.       ASSIGNMENT AND SUBLETTING:

         Tenant shall have the right to assign this lease or sublet all or a portion of the Premises to any subsidiary of Tenant provided Tenant remains financially responsible for performance of the terms of the lease without the consent of Landlord.

         Additionally, Tenant shall have the right, with the prior written consent of the Landlord, which consent shall not be unreasonably withheld, to assign this Lease or sublet all or any portion of the Premises to a party unrelated to Tenant provided Tenant remains financially responsible for performance of the terms of the Lease. In such circumstance, Landlord shall not impose any compensation requirements as a condition of its consent. Further, Tenant shall retain any profits from such sublease, regardless of relationship to Tenant.

Article 20.       EMINENT DOMAIN:

         If the entire Premises, or such part thereof, as, in the Landlord's judgment, renders the remainder unsuitable for Tenant's continued use, shall be taken in appropriate proceedings or by any rights of eminent domain, then this Lease shall terminate and be utterly void from the time when possession thereof is required for public use, and such taking shall not operate as or be deemed an eviction of Tenant or a breach of Landlord's covenant for quiet enjoyment; but Tenant shall pay all rent due, and perform and observe all other covenants hereof, up to the time when possession is required for public use. However, if only a part of said Premises shall be so taken and in the parties' mutual judgment the Premises remain suitable for Tenant's continued use, and if two (2) years or more of the Term hereof then remains unexpired, and if the remaining Premises can be substantially restored within sixty (60) calendar days, then this Lease shall not be terminated. Landlord will, at its expense, restore the Premises. The rent payable by the Tenant during the period of restoration shall be reduced by the apportioned amount. After such restoration, the rent herein reserved shall be paid by Tenant as herein provided during the remainder of the Term hereof abated by the percentage that the fair market value of the Premises, attributable solely to the land and improvements, has been reduced because of such taking. Said market value immediately before and after such taking shall be determined by agreement of the parties or, failing agreement of the parties, within thirty (30) calendar days of the effective date of such taking, by a local independent fee appraiser selected by mutual agreement of Landlord and Tenant, which appraiser's decision will be final and binding on the parties. The cost of such appraiser shall be borne equally by Landlord and Tenant.

         Tenant shall have the right at its sole cost and expense to assert a separate claim or join in Landlord's claim in any condemnation proceeding for its personal property, its improvements, loss of value in its leasehold estate, moving expenses, or any other claims it may have.

         Any dispute which arises under this Article regarding the usability of the Premises after a taking and reasonable rent shall be settled by arbitration pursuant and to the provisions of Article 28.

Article 21.       SECURITY DEPOSIT.

         Intentionally deleted.

Article 22.       financial statement:

         The persons signing this Lease on behalf of Tenant hereby personally represent and warrant to Landlord that the financial statements delivered to Landlord prior to the execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Tenant. Tenant acknowledges that in entering into this Lease, Landlord is relying upon such statements, and Tenant shall supply Landlord with updated financial statements of Tenant each Lease Year as reasonably requested by Landlord.

Article 23.       guarantors:

         Intentionally deleted.

Article 24.       DEFAULT:

The following events shall be deemed to be events of default by Tenant under this Lease:

         a) Tenant shall fail to pay any installment of the rent or other charges hereby reserved and such failure shall continue for a period of ten
     (10) calendar days after due written notice to Tenant. Notwithstanding the above, if Tenant shall fail to pay any installment of rent or other charges by the dates set forth in this Lease more than twice in any calendar year, an event of default shall be deemed to have occurred without written notice from Landlord.

         b) Tenant shall fail to comply with any term, provision, or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) calendar days after due written notice thereof to Tenant, or, if such failure shall be of such a nature that the same cannot be completely cured within the said thirty (30) calendar days, if Tenant shall not have commenced to cure such failure within such thirty
     (30) day period and shall not thereafter with reasonable diligence and good faith proceed to cure such failure.

         c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof, or an involuntary petition in bankruptcy shall be filed against Tenant thereunder.

         d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         e) Tenant shall abandon or vacate the Premises during the Term of this Lease.

         f) Tenant shall fail to occupy the leased Premises for fifteen (15) consecutive business days without prior written notice to Landlord of such vacancy.

         Upon the occurrence of any of such events of default, Landlord shall have the right, at Landlord's election, to pursue, in addition to and cumulative of any other rights Landlord may have at law or in equity, any one or more of the following remedies without any notice or demand whatsoever:

              a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, without being liable for prosecution or any claim of damages therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination.

              b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof without being liable for prosecution or any claim for damages therefor, and relet the Premises and receive the rent thereof; crediting Tenant therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting.

              c) Enter upon the Premises without being liable for prosecution of any claim for damages therefor, and to do whatever Tenant is obligated to do under the Terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in thus effecting compliance with Tenant's obligations under the Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

              d) Require all rental payments by "subtenants", including within that term the third parties occupying various portions of the Premises under the terms of Lease agreements with Tenant, as primary lessor or as sublessor, which would otherwise be paid to Tenant to be paid directly to Landlord and apply such rentals so paid to or collected by Landlord against any rents or other charges due to Landlord by Tenant hereunder. No direct collection by Landlord from such "subtenants" shall release Tenant from the further performance of Tenant's obligations hereunder.

              e) Declare all unpaid rental payments for the Term or renewal term of this Lease to be due and payable immediately and proceed to collect the same.

         Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Failure by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of any other violation or breach of any of the terms, provisions and covenants herein contained.

         In determining the amount of loss or damage which Landlord suffers by reason of the termination of this Lease Agreement or the amount of deficiency arising by reason of the reletting by Landlord as provided above, damages shall be awarded for Landlord's cost of repossessing the Premises and any and all repairs or remodeling that is undertaken by Landlord to restore the Premises to a tenantable condition or to place the Premises in a desirable tenantable condition for a new tenant. These costs include reasonable attorney's fees and court costs.

         CONFESSION OF JUDGMENT. IT IS AGREED THAT UPON THE HAPPENING OF ANY EVENT OF DEFAULT ABOVE SPECIFIED, THE LANDLORD SHALL HAVE THE RIGHT TO BRING AN AMICABLE ACTION OF EJECTMENT IN THE COURT OF COMMON PLEAS OF THE COUNTY IN WHICH THE PROPERTY IS LOCATED IN WHICH THE LANDLORD SHALL BE PLAINTIFF, AND THE TENANT AND ALL WHO COME INTO POSSESSION OF THE PREMISES DURING THE TERM OR UNDER THE TENANT SHALL BE DEFENDANT, AND THE TENANT HEREBY CONFESSES JUDGMENT IN SAID ACTION AND AGREES THAT A WRIT OF POSSESSION WITH A CLAUSE PERMITTING COLLECTION OF ALL COSTS MAY BE ISSUED FORTHWITH AND REISSUED FROM TIME TO TIME; AND ANY ATTORNEY OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA IS HEREBY AUTHORIZED TO APPEAR FOR THE TENANT IN SAID AMICABLE ACTION OF EJECTMENT AND TO CONFESS JUDGMENT IN EJECTMENT AS ABOVE PROVIDED.

Article 25.       SERVICE OF NOTICE:

         Every notice, approval, consent or other communication authorized or required by this Lease shall be in writing and sent by certified or registered mail to the other party at the following address or at such other address as may be designated by notice in writing given from time to time and shall be deemed given as of the date of mailing.

         If notice is to be given to Landlord, it shall be given at the following address:

                  KINSLEY EQUITIES II LIMITED PARTNERSHIP
                  RD 1 Box 131-AA
                  Seven Valleys, PA  17360

         If notice is to be given to Tenant, it shall be given at the following address:

                  PROFESSIONAL VETERINARY PRODUCTS, LTD.
                  10077 South 134th Street
                  Omaha, NE  68138

Article 26.       QUIET ENJOYMENT:

         Landlord hereby covenants and agrees that Tenant shall have the peaceable possession and enjoyment of the Premises throughout the Term of this Lease Agreement without any hindrance, disturbance, or ejectment by Landlord, its successors and assigns, except as otherwise provided in this Lease Agreement or as a result of a breach of said Lease. Landlord represents and warrants that it has full right and authority to enter into and perform its obligation as Landlord under this Lease for the full Term hereof.

Article 27.       SUBORDINATION AND NON-DISTURBANCE AND ESTOPPEL CERTIFICATE:

         This Lease and all of the rights of Tenant hereunder, except Tenant's property or trade fixtures, shall be subject and subordinate to the lien of any mortgage or mortgages now or hereinafter placed on the Premises or any part thereof, and any and all renewals, modifications, replacements, extensions, or substitutions of any such mortgage or mortgages, all of which are hereinafter termed the "Mortgage" or "Mortgages". Tenant agrees to attorn to any receiver appointed for the Property in connection with any Mortgage, to the holder of any Mortgage (a "Mortgagee") who acquires possession of the Property, and to any Mortgagee or other person who succeeds to the interest of Landlord under this Lease or otherwise acquires title to the Property by foreclosure of a Mortgage or otherwise. Landlord represents, warrants, and covenants that, so long as Tenant is not in default under this Lease Agreement, or any renewal thereof, no foreclosure of the lien of said mortgage or any other proceeding with respect thereof shall divest, impair, modify, abrogate or otherwise adversely affect any interest or rights whatsoever of Tenant under this Lease Agreement. Tenant, if requested by Landlord, shall execute any instruments in recordable form as may be reasonably required by Landlord in order to confirm or effect the subordination or priority of this Lease, as the case may be, and the attornment of Tenant to future landlords in accordance with the terms of this Article.

     From time to time upon the reasonable request of Landlord, upon ten (10) business days notice, Tenant shall execute and deliver to Landlord a statement provided by Landlord to Tenant indicating the commencement date of the Lease, the termination date of the Lease, Landlord's compliance with the terms of the Lease and such other items regarding the terms of the Lease that may be reasonably requested by Landlord.

Article 28.       ARBITRATION:

         Any controversy, dispute, or claim arising out of or relating to:

         The usability of the Premises or reasonable rent after damage or destruction as provided in Article 15, or

         The reasonableness of Landlord's consent or assignment or subletting as provided in Article 19; or

         The usability of the Premises or reasonable rent after a taking as provided in Article 20, shall be settled in arbitration in accordance with the rules of the American Arbitration Association. The arbitration decision will be final and binding upon the parties.

Article 29.       HOLD-OVER:

         In the event Tenant remains in possession of the Premises after the expiration or earlier termination of this Lease, it shall operate and be construed to be a tenancy from month-to-month only, at a monthly rental equal to the rental paid for the last month of the Term of this Lease plus twenty percent (20%) of such amount, unless otherwise agreed in writing, and otherwise subject to the conditions, provisions and obligations of this Lease insofar as the same are applicable to month-to-month tenancy.

ARTICLE 29A.      RIGHT OF FIRST REFUSAL:

     For a period of eighteen months following the Commencement Date, provided Tenant is not in default of this Lease Agreement beyond any applicable cure period, Tenant shall have the right of first refusal (the "Right of First Refusal" or "ROFR") to lease all or part of the 43,500 SF located within the building that is adjacent to the Premises (hereinafter referred to as the "Additional Space"). The terms of the ROFR are as follows:

1. In the event Landlord agrees to lease all or a portion of the Additional Space to another party subject to this ROFR, Landlord shall provide written notice to Tenant. Written notice will be provided to Tenant only after a proposal has been agreed upon by Landlord and the other party.

2. Upon Tenant's receipt of notice by Landlord, Tenant shall have five (5) business days to notify the Landlord of Tenant's desire to exercise the ROFR. Landlord shall then furnish Tenant with a lease amendment stating the terms of leasing the Additional Space and adding the Additional Space to Tenant's lease. Such lease amendment shall include the same terms and conditions as this Lease Agreement and Landlord shall finish the Additional Space in the same manner as Tenant's warehouse space as described on the Exhibits G and H attached hereto. The Additional Space shall include lighting and climate control as provided in Exhibits G and H and two restrooms with two toilets/urinals in each. The costs for the improvements to the Additional Space comparable with those improvements described in the Scope of Work attached as Exhibit G -- Scope of Work shall be included in the Base Rent. The costs for the improvements to the Additional Space comparable with those improvements described in the Scope of Work attached as Exhibit H -- Additional TI Scope of Work shall be amortized, utilizing the same formula used for the TI Rent during the Initial Term, over the balance of the Lease Term or a new term shall be set forth that extends the Term of the Lease for the entire Premises including the Additional Space.

3. Tenant shall have five (5) business days after receipt of the lease amendment to execute and deliver the amendment to Landlord in order for the ROFR to be exercised and enforceable by Tenant. In the event Tenant does not perform under the time periods contained herein, Landlord may enter into a Lease Agreement with another bona fide tenant for all or a portion of the Additional Space.

4. If Tenant wishes to either (1) exercise the ROFR or (2) expand the Premises in an area other than the Additional Space, Landlord shall have the right, in Landlord's sole reasonable discretion, to determine the area available for such expansion. The available area for such expansion shall be determined by Landlord based upon the balance of area available for lease in the Building, if any, after Tenant expands. The balance of leasable area within the Building must be of leasable size and deemed desirable by another tenant, in Landlord's sole reasonable discretion. Tenant acknowledges that the area of Additional Space or other expansion area within the Building available to Tenant may vary significantly from the 43,500 square feet for which Tenant enjoys a Right of First Refusal.

Article 30.       LANDLORD'S CONSENT:

         Wherever and whenever the consent or approval of Landlord is required hereunder, such consent or approval shall not be unreasonably withheld.

Article 31.       GOVERNING LAW:

         This Lease and the performance thereof shall be governed, interpreted, construed, and regulated by the laws of the Commonwealth of Pennsylvania.

Article 32.       PARTIAL INVALIDITY:

         If any term, covenant, condition, or provisions of this Lease, or the application thereof, to any person or circumstances, shall at any time or to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition, or provisions of this Lease shall be valid and be enforced to the fullest extent permitted by law.

Article 33.       INTERPRETATION:

         Wherever in this Lease the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as context shall require. The section headings used herein are for reference and convenience only and shall not alter the interpretation thereof. This Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Article 34.       ENTIRE AGREEMENT:

         No oral statement or prior written agreement relating to this matter shall have any force or effect. Tenant and Landlord agree that neither is relying on any representations or agreements of the other except for those contained in this Lease. This Lease shall not be modified or canceled except by writing subscribed by all parties.

Article 35.       PARTIES:

         Except as otherwise expressly provided herein, the covenants, conditions, and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

Article 36.       Disclosure of Status as Licensee:

         Landlord hereby discloses that Timothy J. Kinsley, a licensed real estate agent in the Commonwealth of Pennsylvania, has an ownership interest in the Landlord.

Article 37. Authorization to do business in Pennsylvania.

         Tenant is a C-Corporation [corporation, partnership, limited liability company, etc.] created under the laws of the state of Nebraska and authorized to do business in the Commonwealth of Pennsylvania. Tenant shall provide Landlord with a certificate of authority from the Pennsylvania Department of State indicating such authorization.

         IN WITNESS WHEREOF, the parties hereto have hereunder set their hands and seals the day and year first above written.


                                                                       LANDLORD:
                                         KINSLEY EQUITIES II LIMITED PARTNERSHIP

/s/ Daniel M. Driver                     /s/ Robert A. Kinsley
Witness Signature                        By: Robert A. Kinsley, Managing Partner


                                                                         TENANT:
                                         PROFESSIONAL VETERINARY PRODUCTS, LTD.

/s/ Neal Soderquist                      /s/ Eric R. Phillips
Witness Signature                        Director of Logistics

                                LIST OF EXHIBITS

Exhibit A - Commencement Letter

Exhibit B - Operating Expense Responsibility Table

Exhibit C - Emergency List

Exhibit D - Site Plan

Exhibit E - Floor Plan

Exhibit F - Sign Requirements

Exhibit G - Scope of Work

Exhibit H - Additional TI Scope of Work

                                   EXHIBIT "A"

March 15, 2002


REF: Commencement of Lease dated ________________, 2002 between KINSLEY EQUITIES II LIMITED PARTNERSHIP and PROFESSIONAL VETERINARY PRODUCTS, LTD.

Dear        :

We are writing to welcome you to your new 70,000 square foot space at 3640 Sandhurst Drive, Suite ____, York, Pennsylvania 17402. This letter will also serve to establish the exact commencement and expiration dates of your lease.

In the event you have questions with regard to the financial or other terms of the lease contact Melanie Baker, the administrative assistant for Kinsley Properties. If Melanie Baker can not immediately answer your question, she will obtain the proper information and make contact with you as soon as possible.

Kinsley Properties has a fully staffed property maintenance department overseen by Mr. Ron Barker. To schedule necessary repairs to the leased premises or notify us of an emergency situation, please contact Mr. Barker at the number below. We maintain an after hours answering service and an on call maintenance staff in the event you would require emergency service after normal office hours.

The following phone numbers should be used to contact Kinsley Properties staff:

         Melanie Baker                               (717) 741-8365
         Ron Barker                                  (717) 741-8400
         Kinsley Properties Switchboard              (717) 741-3841
         After hours answering service               (800) 284-1046

SUMMARY OF LEASE TERMS:
-----------------------

LEASE TERM:

         Lease Commencement Date:
         Lease Expiration Date:
         Rent Commencement Date:
         CAM Commencement Date:
         You Have the Following Lease Renewal Options:


RENT:

The Base Rent for the term of this lease shall be payable as follows:

                                  Annual                              Monthly
Period                            Base Rent                           Base Rent
------                            ---------                           ---------

PAYMENT OF RENT:

The first month's rent is calculated as follows based on a pro rata calculation of a __-day month:

Rent              $
CAM               $
                  ----
                                                TOTAL      $
                                                           =====

If you already remitted your rent for the first full month in accordance with the Lease Agreement, please remit the above amount for the second month of the lease on or before _____________ 1, 200__. Thereafter, your rent and CAM payments are due the first of each month and are as stated in the lease. No invoices will be sent to you.

We have received your security deposit or please remit your security deposit. Please make checks payable to :

                           KINSLEY EQUITIES II LIMITED PARTNERSHIP
                           RD #1, Box 131AA
                           Seven Valleys, PA  17360

For your information, the Landlord's Federal tax identification number is as follows:____________________

TENANT INFORMATION:

In order to facilitate a smooth transition into the Premises, the following items must also be addressed:

1. You are responsible for contacting the utility companies to have the meters put into your name. Your meter numbers are as follows:

A.       Electric:
                  1. GPU can be reached at  800-545-7741
                  2. Your meter # is

B.       Gas
                  1. Columbia Gas can be reached at 1-888-460-4332
                  2. Your meter # is

2. Enclosed is Exhibit "C", an emergency list for your completion. Kindly return it to Melanie Baker as soon as possible. This list is held in the strictest confidence and will only be used during an after-hours emergency or if an emergency contact would become necessary.

3. Suite keys - We issue five suite keys to each new tenant. All keys are on "Do Not Duplicate" blanks, and numbered for your security. These keys cannot be reproduced unless they are done by our locksmith, Kleppers Key Shop in York, PA (848-1754). If you need additional keys, please call us, so the keys can be authorized as an addition to our current key system.

4. Responsibility for trash disposal is addressed in the Exhibit "B" outline of financial responsibility.

5. Exhibit "B" indicates the division of responsibility for the cost of various operating costs with respect to the property you are leasing from us. This Exhibit "B" is based on the terms of the lease and will be used as a guideline for determining whether the costs incurred are your responsibility as tenant or our responsibility as landlord. Where applicable, we have indicated if the cost if paid for by Landlord is to be included in Common Area Maintenance or operating costs that are billed to you as Tenant. If you are not in agreement with Exhibit "B", please contact us immediately.

6. In accordance with Article 10 of the terms specified in the lease agreement, please send a certificate of insurance to Melanie Baker of our office
no later than    . Please make sure that the insurance certificate lists Entity
Name as additionally insured.

We have summarized some of the key terms of the lease in this letter in order to provide you with a quick reference. If there is a discrepancy between this letter and the lease agreement, the lease agreement shall govern.

Again, we would like to welcome you to your new premises. If you have any property management related questions, please feel free to give Melanie Baker or Ron Barker a call.

Sincerely:


Ron Barker                                           Daniel M. Driver
Property Manager                                     Chief Financial Officer

enclosure
********************************************************************************
My signature indicates that I have read and agree with the above commencement information:

----------------------------                                  ------------------
Signature                                                     Date

                                   EXHIBIT "B"

The following table delineates the financial responsibility between Landlord and Tenant for the maintenance, repairs and alterations of all grounds and buildings of the Premises/1/

 -----------------------------------------------------------------------------------------------
                                                                             Landlord   Tenant
 -----------------------------------------------------------------------------------------------
 Maintenance Items:
 -----------------------------------------------------------------------------------------------
   roof and roof membrane                                                    X
 -----------------------------------------------------------------------------------------------
   exterior walls                                                            X
 -----------------------------------------------------------------------------------------------
   interior weight bearing walls                                             X
 -----------------------------------------------------------------------------------------------
   Structural floor system                                                   X
 -----------------------------------------------------------------------------------------------
   Foundations                                                               X
 -----------------------------------------------------------------------------------------------
   paved parking areas                                                       X
 -----------------------------------------------------------------------------------------------
   heating, ventilation and air conditioning                                 X          CAM
 -----------------------------------------------------------------------------------------------
   electrical system                                                         X          CAM
 -----------------------------------------------------------------------------------------------
   Plumbing                                                                  X          CAM
 -----------------------------------------------------------------------------------------------
   Windows                                                                   X          CAM
 -----------------------------------------------------------------------------------------------
   curbs and bumpers                                                         X          CAM
 -----------------------------------------------------------------------------------------------
 Snow and ice removal  - parking lots                                        X          CAM
 -----------------------------------------------------------------------------------------------
 Snow and ice removal - sidewalks                                            X          CAM
 -----------------------------------------------------------------------------------------------
 Mowing                                                                      X          CAM
 -----------------------------------------------------------------------------------------------
 Parking lot sweeping                                                        X          CAM
 -----------------------------------------------------------------------------------------------
 Parking lot striping                                                        X          CAM
 -----------------------------------------------------------------------------------------------
 Exterior landscaping                                                        X          CAM
 -----------------------------------------------------------------------------------------------
 Real estate taxes                                                           X          CAM
 -----------------------------------------------------------------------------------------------
 Preventive Maintenance Contracts on HVAC                                    X          CAM
 -----------------------------------------------------------------------------------------------
 Resurfacing and sealing parking lots                                        X
 -----------------------------------------------------------------------------------------------
 Obtaining property and fire insurance on Premises and general liability     X          CAM
 insurance for Landlord relating to Premises
 -----------------------------------------------------------------------------------------------
 Exterior doors                                                              X          CAM
 -----------------------------------------------------------------------------------------------
 Interior doors                                                                         X
 -----------------------------------------------------------------------------------------------
 Exterior lighting                                                           X          CAM
 -----------------------------------------------------------------------------------------------
 Cleaning of interior and exterior windows                                              X
 -----------------------------------------------------------------------------------------------
 Replacement of light bulbs, tubes, ballasts and starters                               X
 -----------------------------------------------------------------------------------------------
 Pest control-common areas                                                   X          CAM
 -----------------------------------------------------------------------------------------------
 Cleaning and maintenance of common areas                                    X          CAM
 -----------------------------------------------------------------------------------------------
 Maintenance of fire extinguishers                                                      X
 -----------------------------------------------------------------------------------------------
 Tenant's trash removal (from outside dumpsters)                                        X
 -----------------------------------------------------------------------------------------------
 Janitorial service within Tenant's space                                               X
 -----------------------------------------------------------------------------------------------
 Clogged toilets and other plumbing fixtures within Tenant's space                      X
 -----------------------------------------------------------------------------------------------
 Sign maintenance--Tenant's space                                                       X
 -----------------------------------------------------------------------------------------------
 Telephone and communication systems                                                    X
 -----------------------------------------------------------------------------------------------
 Obtaining insurance on contents of Premises                                            X
 -----------------------------------------------------------------------------------------------

/1/ If repairs and maintenance performed by Landlord at Landlord's expense are found to have been necessary due to the negligence of Tenant, its employees, agents or customers, Tenant shall reimburse Landlord for the cost of such repairs or maintenance.
CAM indicates that tenant will be billed for its pro rata share of the cost of this Operating Expense item under the terms specified in the Lease.

                                   EXHIBIT "C"

OWNER:            KINSLEY EQUITIES II LIMITED PARTNERSHIP

OWNER'S ADDRESS:  RD 1, BOX 131-AA
                  SEVEN VALLEYS, PA  17360
OWNERS PHONE #:   717-741-3841

================================================================================
TENANT:           PROFESSIONAL VETERINARY PRODUCTS, LTD.
TENANT ADDRESS:
                  --------------------------------------

                  --------------------------------------


TENANT PHONE #:                       TENANT FAX #:
                  ---------------                     --------------------------

TENANT EMAIL ADDRESS:
                       ---------------------------------

================================================================================
HOURS OF OPERATION:

SUN                   WED              SAT
   --------------        -----------      -------------

MON                   THR
   --------------        -----------

TUE                   FRI
   --------------        -----------

SECURITY PROVIDER:                       TELEPHONE #
                  ---------------------              ------------------------

SECURITY CODE #
                  ---------------------

================================================================================
                               EMERGENCY RESPONDER
                                  PHONE NUMBERS

CONTACT PERSONS            BUSINESS         HOME              MOBILE   PAGE
---------------            --------         ----              ------   ----

1.

2.

3.

================================================================================
         PLEASE INDICATE THE NAME AND ADDRESS THAT YOU NEED NOTICES OR ANY OTHER COMMUNICATION SENT TO (IF OTHER THAN YOUR SUITE ADDRESS AS LISTED ABOVE):

NAME:
         -----------------------------------

ADDRESS:
         -----------------------------------


         PLEASE RETURN THIS FORM TO:          Kinsley Properties at the owners
address above or fax it to 717-741-5292.

                                   EXHIBIT "D"

                                    SITE PLAN

                                   EXHIBIT "E"

                                   FLOOR PLAN

                                   EXHIBIT "F"

                                SIGN REQUIREMENTS

1. Size and type of sign shall be in conformance with the Township Zoning Ordinance and any sign specifications Landlord files with Township.

2. Tenant shall be responsible for securing the permits necessary for sign installation.

3. Tenant shall submit drawings and sign specifications to Landlord for Landlord's approval prior to the installation of any signs on the exterior of the building or property. Tenant's sign installer must obtain approval from Landlord for method of attaching sign to the building

4. Signs shall be individual illuminated channel letters or other as approved by Landlord, in Landlord's sole discretion. Individual letters shall be mounted on a raceway to minimize the number of holes in the building required to anchor sign.

5. Sign shall illuminate by photocell so all tenant signs are coordinated with respect to time of day which they initiate illumination.

                            EXHIBIT G - SCOPE OF WORK

                        PROFESSIONAL VETERINARY PRODUCTS
                            @ BERKSHIRE BUSINESS PARK

                                 March 15, 2002

--------------------------------------------------------------------------------

------
DESIGN
------

..    Complete the construction documents from the attached floor plan.
..    Complete the electrical and mechanical design in conformance with the attached floor plan.
..    Obtain municipal and Labor and Industry approvals.

------------------
GENERAL CONDITIONS
------------------

..    Job site supervision.
..    Building Permits.
..    Layout the Premises shell per plan for demising wall placement.
..    Progressive job-site clean-up and rubbish removal.
..    Provide professional cleaning at completion of construction.
..    Temporary utilities during construction.

--------
CONCRETE
--------

..    Pour a 6" thick 3000 mix with fiber concrete slab.
..    Seal the concrete slab throughout the warehouse area.

---------------
ROUGH CARPENTRY
---------------

..    Furnish and install required wood blocking for one rest room accessories and door.

-----------------
DOORS AND WINDOWS
-----------------

..    Furnish and install (1) new 3'-0" X 6'-8" steel, paint grade doors with hollow metal jambs and required heavy duty brushed aluminum hardware for rest room. All doors and hardware shall be in accordance with ADA Standards.

--------
CEILINGS
--------

..    No ceiling is planned for the warehouse area.

-------------
GYPSUM SYSTEM
-------------

..    Demising wall(s) shall be 8" CMU to 10' above finished floor with 6" metal studs with batt insulation and 5/8" fire rated gypsum board from top of CMU to roof deck.

--------
FLOORING
--------

..    Warehouse area shall remain sealed concrete slab.
..    VCT for one ADA compliant rest room.

--------
PAINTING
--------

..    No painting included.

-----------------------------------
TOILET COMPARTMENTS AND ACCESSORIES
-----------------------------------

..    Furnish and install (1) metal framed mirrors, (1) toilet tissue dispensers,
     (1) soap dispensers, (1) paper towel dispensers, (1) 36" ADA grab bars, (1) 42" ADA grab bars, and (1) ADA toilet room signage as required.

------
KEYING
------

..    Keying of exterior doors will be completed at the end of construction with
     Tenant receiving (5) copies of the exterior door key.
..    All exterior doors will be keyed to the same key.

-------
SIGNAGE
-------

..    Furnish and install components to conformance with the ADA sign requirements for toilet room.
..    Company logo and sign(s) are Tenant's responsibility and must meet all local ordinances and be submitted to the Landlord for approval.

------------------
FIRE EXTINGUISHERS
------------------

..    Furnish and install (3) 10 lb. ABC fire extinguishers in accordance with
     OSHA and Labor and Industry standards.

-------------
WINDOW BLINDS
-------------

..    No window blinds are included.

---------------
FIRE PROTECTION
---------------

..    The entire facility will be sprinklered. The system shall be reworked to meet NFPA 13 standards.

--------
PLUMBING
--------

..    Furnish and install:
..    new water closet, floor mounted, tank type, handicap
..    wall hung lavatory, handicap
..    5 gallon electric hot water heater
..    All necessary fittings, valves, hangers, etc., as required.
..    Schedule 40 PVC sanitary piping to existing main.
..    Type "L" copper domestic water piping from existing main to plumbing fixtures.

-----------------------------------------
HEATING, VENTILATING AND AIR CONDITIONING
-----------------------------------------

..    Furnish and install (2) "Cambridge" rooftop units (including required gas piping, control wiring, and roof framing, curbing, and flashing) capable of maintaining 60 degrees in warehouse.
..    Contractor shall review system operations with Tenant.

----------
ELECTRICAL
----------

..    Furnish and install electrical service consisting of meter and breaker panel(s) with locking covers. Service shall supply 400 amp, 480/277v power with 30 KVA 480v to 120/208v step down transformer
..    Furnish and install (2) general-purpose single gang receptacles.
..    Furnish and install (1) fan/light combination units.
..    Lighting in the warehouse shall be (56) metal halide high-bay fixtures, breaker switched, flex wired, open design.
..    Furnish and install required emergency lighting by Boca and Labor and
     Industry codes consisting of:
     .    (8) 100-watt emergency battery units, 4-25 watt head
     . (15) 25-watt Emergency battery units, 2-6 watt head comb self-contained LED exit signs
     .    (6) WP emergency 6-watt head
     .    (3) emergency remote heads
..    Make required power connections for Cambridge heating equipment and hot water heater.

--------------------------------------------------------------------------------
NOTE
--------------------------------------------------------------------------------

..    Additions or changes to this Scope of Work will result in a change to the lease price.
..    The Scope of Work is based on the attached floor plan.
..    All work shall be completed during a normal 40-hour business week.
..    No budget is included to furnish or install Tenant equipment.
..    Tenant is responsible for ordering and paying the cost of any desired security system for the suite.
..    Tenant is responsible for ordering and paying the cost of any phone and data wiring for the suite.
..    Tenant is responsible for ordering and paying the cost of any signage or company logo.
..    Signage must be approved by Landlord and shall be consistent with other signage in the building.
..    Signage will conform to all municipal and state codes.

                     EXHIBIT H - ADDITIONAL TI SCOPE OF WORK

                        PROFESSIONAL VETERINARY PRODUCTS
                            @ BERKSHIRE BUSINESS PARK
                               TENANT IMPROVEMENTS

                                 March 15, 2002

--------------------------------------------------------------------------------

DESIGN

..    Complete the construction documents from the attached floor plan.
..    Complete the electrical and mechanical design in conformance with the attached floor plan.
..    Obtain municipal and PA Labor and Industry approvals.



GENERAL CONDITIONS

..    Job site supervision.
..    Building Permits.
..    Layout tenant suite per attached plan for wall placement.
..    Progressive job-site clean-up and rubbish removal.
..    Provide professional cleaning at completion of construction.
..    Temporary utilities during construction.



CONCRETE

..    Concrete floor shall be poured and sealed per Exhibit G-Scope of Work.



METALS

..    Furnish and install all needed structural steel for tenant HVAC units.



ROUGH CARPENTRY

..    Furnish and install all required wood blocking for casework, toilet accessories, doors, etc.



FINISHED CARPENTRY

..    Furnish and install (1) 8'-0" long laminated casework unit with base and wall cabinets in Break Room.
..    Furnish and install (1) 4'-0" X 6'-6" laminated receptionist counter for a pass through window.
..    Laminate shall be a Wilsonart laminate or equal.



THERMAL AND MOISTURE PROTECTION

..    Complete all required roof flashing for new HVAC units and plumbing vents.



DOORS AND WINDOWS

..    Furnish and install (5) new 3'-0" X 6'-8" interior solid core birch veneer, paint grade doors (natural finish) with hollow metal jambs and required heavy duty brushed aluminum hardware.

..    Furnish and install (4) new 3'-0" X 6'-8" steel, paint grade doors with hollow metal jambs and required heavy duty brushed aluminum hardware. These are planned for doors accessing the warehouse area and rest rooms.

..    Furnish and install (1) 2'-6" interior solid core birch veneer, paint grade door (natural finish) with hollow metal jamb and required heavy duty brushed aluminum hardware for office closet.

..    All doors and hardware shall be in accordance with ADA Standards.



CEILINGS

..    Furnish and install USG # 562 24" x 48" fissured ceiling tile on metal grid system compatible with tile in office area and restrooms.

..    The color of the suspension grid shall be white.

..    Ceiling height shall be approximately 8'-10" in office areas and rest rooms.

..    No ceiling is planned for the warehouse area.



GYPSUM SYSTEM

..    Demising walls shall be completed per Exhibit G-Scope of Work.

..    Exterior walls in office area to have 1/2" gypsum board and batt insulation to 9'-0" above finish floor.

..    Interior walls in office area to have 1/2" gypsum board each side to 9'-0"
     above finish floor.

..    Perimeter walls of office area shall extend to 12' AFF.

..    Dust cover consisting of 16 gauge steel studs with metal or plywood decking will be constructed at 12' above finished floor over the office area. This area is not intended for storage and is considered non-load bearing.

..    All office walls to be 3 5/8" 22 gauge metal studs at 16" on center.

..    Provide 3 1/2" fiberglass batt insulation in interior walls.

..    Walls to be placed per the attached floor plan.



FLOORING

..    Areas to have carpet (office) shall be Philadelphia Winchester or equal 26 ounces level loop directly glued to concrete floor.

..    All areas to have vinyl composite tile (Break Room and rest rooms) shall be
     Tarkett Standard or equal.

..    Vinyl base shall be 4" cove bottom as manufactured by Johnsonite or equal throughout the office areas, Break Room, and rest rooms.



PAINTING

..    Paint all gypsum walls in office areas and restrooms with one coat of primer and one finish coat. Paint to be latex Eggshell finish or other equal.

..    Paint all hollow metal doors and frames with semi-gloss finish.

..    Natural finish on interior wood doors.

..    Paint perimeter walls in warehouse area (white or off-white)

..    Paint ceiling in warehouse area (white or off-white)

-----------------------------------
TOILET COMPARTMENTS AND ACCESSORIES
-----------------------------------

..    Furnish and install (2) metal framed mirrors, (6) toilet tissue dispensers,
     (2) soap dispensers, (2) paper towel dispensers, (2) 36" ADA grab bars, (2) 42" ADA grab bars, and (2) ADA toilet room signage as required.
..    Furnish and install All-American baked enamel toilet partitions in the rest rooms to meet the layout needs of the attached floor plan.

------
KEYING
------

..    Keying of required interior and exterior doors will be completed at the end of construction with Tenant receiving (2) copies of all interior keys and
     (5) copies of the exterior door key.
..    All exterior doors will be keyed to the same key.

-------
SIGNAGE
-------

..    Furnish and install components to conformance with the ADA sign requirements for toilet rooms.
..    Company logo and signs are Tenant's responsibility and must meet all local ordinances. All Tenant signs must be submitted to Landlord for approval prior to fabrication and installation.

------------------
FIRE EXTINGUISHERS
------------------

..    Furnish and install ABC fire extinguishers in accordance with OSHA and
     Labor and Industry standards per the attached floor plan.

-------------
WINDOW BLINDS
------------

..    Furnish and install window blinds on all exterior windows in the office area.
..    Blinds are to be the same style and color throughout the building (color as set forth by Landlord).
..    Blinds to be aluminum 1" horizontal slats as manufactured by Graber, (color
     386 Snowcap White) or equal.
..    No blinds are included for the doors.

---------------
FIRE PROTECTION
---------------

..    The entire facility will be sprinklered. The system shall be reworked to meet NFPA 13 and the attached floor plan.

--------
PLUMBING
--------

     .    Furnish and install: (including those items in Exhibit G-Scope of
          Work)
..    (6) new water closets, floor mounted, tank type, handicap
..    (2) urinals, wall mounted
..    (2) wall hung lavatories, handicap
..    stainless steel single bowl break room sink
..    20 gallon electric hot water heater (in lieu of 5-gallon water heater per
     Exhibit G-Scope of Work)

..    All necessary fittings, valves, hangers, etc., as required.
..    Schedule 40 PVC sanitary piping to existing main.
..    Type "L" copper domestic water piping from existing main to plumbing fixtures.

-----------------------------------------
HEATING, VENTILATING AND AIR CONDITIONING
-----------------------------------------

..    Furnish and install (4) 20-ton gas/electric rooftop units with single drop diffusers for warehouse area.
..    Furnish and install (1) 6 1/4-ton gas/electric rooftop unit for office area. Unit is to be furnished with curb, economizer, and programmable thermostat. Unit shall have 5 zones.
..    Furnish and install sheet metal ductwork with 1 1/2" wrap insulation for office area and rest rooms.
..    Furnish and install supply diffusers and return grills in the ceiling of office areas.
..    Furnish and install (2) roof mounted exhaust fans to provide proper restroom ventilation.
..    Furnish and install galvanized sheet metal exhaust ductwork with exhaust grills in ceiling.
..    Furnish and install (25) paddle fans in the warehouse space to provide ventilation.
..    Start up and air balance of the equipment is included.
..    Contractor shall review system operations with Tenant.

----------
ELECTRICAL
----------

..    Furnish and install required electrical service consisting of meter and breaker panels with locking covers. Service shall be increased from 400 amp to 800 amp.
..    Furnish and install (27) general-purpose single gang receptacles, (3) to be
     GFI type.
..    Furnish and install (3) fan/light combination units.
..    Furnish and install (8) single pole light switches and (4) three pole light switches.
..    Furnish and install (8) telephone jack back box and conduit to above ceiling.
..    Lighting shall be (24) 24' x 48" prismatic lay-in fluorescent fixture design to tenant layout and lighting level specifications.
..    Lighting in the warehouse shall be as set forth in Exhibit G-Scope of Work.
..    Furnish and install required emergency lighting by Boca and Labor and
     Industry codes consisting of those items set forth in Exhibit G-Scope of Work and any additional components required per the attached floor plan:
..    Make required power connections for HVAC equipment and hot water heater.

--------------------------------------------------------------------------------
NOTE
--------------------------------------------------------------------------------

..    Additions or changes to this Scope of Work will result in a change to the contracted price.
..    The Scope of Work is based on the attached floor plan.
..    All work shall be completed during a normal 40-hour business week.
..    No budget is included to furnish or install Tenant equipment.
..    Tenant is responsible for ordering and paying the cost of any desired security system for the suite.
..    Tenant is responsible for ordering and paying the cost of any phone and data wiring for the suite.
..    Tenant is responsible for ordering and paying the cost of any signage or company logo.
..    Signage will be approved by Landlord and shall be consistent with other signage in the building.
..    Signage will conform to all municipal and state codes.